Sanford Bernstein
26
th
Annual Strategic Decisions Conference
Frederick H. Waddell, Chairman and Chief Executive Officer
Northern Trust Corporation
© 2010 Northern Trust Corporation
June 2, 2010
Exhibit 99.1

Forward Looking Statement

Sanford Bernstein – 26
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Annual Strategic Decisions Conference
This presentation may include forward-looking statements such as statements that relate to Northern
Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms.
Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2009 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Strategic and Competitive Positioning
Outstanding and Consistent Financial Strength
Current Topics of Interest
Summary and Q&A
Today’s Agenda
Sanford Bernstein – 26
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Asset Servicing
$3.7T Assets Under Custody
Asset Management
$647B Assets Under Management
INTEGRATED OPERATIONS AND TECHNOLOGY PLATFORM

Northern Trust

Client Centric, Highly Focused Business Model
Founded in 1889, Northern Trust Corporation is a global leader in asset management and asset servicing for institutional and personal clients.
O&T: Integrated global
operating platform
Serving personal and
institutional clients
$1.3 billion in technology
spending, 2007-2009
PFS:  Leading advisor to affluent market
$149 billion AUM
$341 billion AUC
C&IS:  Leading global custodian
$3.4 trillion AUC
$498 billion AUM
NTGI:  Leading asset manager for
personal & institutional clients
$647 billion AUM
As of March 31, 2010
PERSONAL
FINANCIAL
SERVICES
CORPORATE &
INSTITUTIONAL
SERVICES
CLIENTS

Sanford Bernstein – 26
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Annual Strategic Decisions Conference

Asset Servicing
$3.7T Assets Under Custody
Asset Management
$647B Assets Under Management
INTEGRATED OPERATIONS AND TECHNOLOGY PLATFORM

Northern Trust

Client Centric, Highly Focused Business Model
As of March 31, 2010
The strategic businesses that Northern Trust has focused on – consistently for many years –
continue to offer compelling and attractive growth opportunities
Outstanding client base
Strong and supportive
demographic trends
Continued globalization
fueling international growth
Excellent strategic
positioning
Attractive profitability
dynamics
PERSONAL
FINANCIAL
SERVICES
CORPORATE &
INSTITUTIONAL
SERVICES
CLIENTS
PERSONAL
FINANCIAL
SERVICES
CORPORATE &
INSTITUTIONAL
SERVICES
CLIENTS
Sanford Bernstein – 26
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Annual Strategic Decisions Conference

$1,482 $1,492 $1,329 $1,901 $2,345 $2,700 $3,264 $3,803 $2,719 $3,326 $3,374
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 1Q10

$228 $226 $215 $374 $462 $501 $563 $609 $426 $482 $498
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 1Q10

$163 $160 $151 $185 $209 $226 $282 $332 $288 $331 $341
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 1Q10

$98 $94 $88 $104 $110 $117 $135 $148 $132 $145 $149
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 1Q10

Northern Trust

Strong Asset Accumulation Across the “Lost” Decade
C&IS
PFS
CAGR: 9%
S&P 500 CAGR -1%
CAGR 9%
S&P 500 CAGR -1%
EAFE CAGR -3%
CAGR 5%
S&P 500 CAGR -1%
CAGR 8%
S&P 500 CAGR -1%
Assets Under Custody
$BN Assets Under Management
$BN

Sanford Bernstein – 26
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Annual Strategic Decisions Conference

Sanford Bernstein – 26th Annual Strategic Decisions Conference Personal Financial Services

STRENGTH & STABILITY
FAMILY OFFICE SERVICES
TRUST & ESTATE SERVICES
INVESTMENT MANAGEMENT
ASSET SERVICING
BANKING SERVICES
ADVISORY SERVICES
CLIENT-CENTRIC FOCUS
TECHNOLOGY & INNOVATION

Northern Trust

Industry Leading Provider of Integrated Financial Solutions
Our value proposition has never
been stronger – the strength of
our comprehensive array of
solutions, and our focus on
clients, technology and financial
discipline will drive future growth.
Sanford Bernstein – 26
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Annual Strategic Decisions Conference

PRIVATE
CLIENT
WEALTH
ADVISORY
WEALTH
MANAGEMENT
FOUNDATIONS
AND
INSTITUTIONS

Forbes

FT
FINANCIAL TIMES

BARRON'S

BusinessWeek

EUROMONEY

Northern Trust

Opportunities Abound
Best-in-Class Performance
– BusinessWeek (April 2009)
Best Private Bank in North America…
For Family Office Services
For Trust Services
For Inheritance and
Succession Planning
– Euromoney Magazine (February 2010)
Serving More than 20% of Forbes 400
–
Forbes (September 2009)
Best Private Bank in North America
–
FT Group (November 2009)
Ranked among the Top 10
Wealth Managers
– Barron’s (September 2009)
Trusted brand
Outstanding
financial strength
Not distracted
Clients need
holistic advice
Robust product offering
Leveraging client
segmentation
Investing in talent
and technology
Well positioned and
enviable U.S. office network
Going global

Sanford Bernstein – 26
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Corporate & Institutional Services

Strong Strategic and Competitive Positioning
Offering a comprehensive array of asset servicing, administration, investment management and banking services to institutional investors of many types.
Central Banks
Multinational, State, and
Local Government Entities
Insurance Companies
Corporate Pensions
Services
Multi-strategy Asset Managers
Hedge Funds
Private Equity Funds
Property Funds
Sovereign Wealth Funds
Corporations
Foundations
Endowments
Financial Institutions
Clients

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Asset Servicing Administration
Investment
Management
Banking Services

Europe,
Middle East,
and Africa
The
Americas Asia
Pacific
Global Presence
Growth Opportunities Continue to Be Significant
2000 – 1Q10
CAGR
A Distinctive Record of
Global Growth
Northern Trust
Global Custody
Assets
EAFE S&P 500
Successfully serving clients all around the world has led to a distinctive record of global growth.
Sanford Bernstein – 26
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Annual Strategic Decisions Conference

-1%
-3%
19%

Sanford Bernstein – 26th Annual Strategic Decisions Conference Northern Trust Global Investments

Large-Cap	Mid-Cap	Small-Cap	International	Global	Emerging Markets	Socially Responsible	Emerging Frontier	Custom	Core / Plus	International	Governments	Cash	Enhanced Cash	High Yield	Muni	Private Equity	Hedge Funds	Global Real Estate
	☑		☑	☑	☑					☑	☑	☑	☑	☑	☑	☑			
	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑	☑							☑
	☑	☑	☑	☑		☑	☑		☑	☑					☑		☑	☑	☑

Pensions&Investments

tmi AWARDS 2009

ACQ FINANCE

Northern Trust

Providing Customized Investment Solutions
13th Largest Asset Manager Worldwide
–
Pensions & Investments (May 2009;
based on Dec. 31, 2008 AUM)
Investment Management Firm of the Year
–
ACQ Finance Magazine (August 2009)
Best Money Market Fund – North America
–
Treasury Management International (December 2009)
10th Largest Manager of Worldwide
Institutional Assets
Products
Equities Fixed Income
Alternatives
Services
Manager of
Managers
Global Index
Management
Active
Focused on global index management, short and long duration fixed income, and access to active management via manager of manager and proprietary strategies.

Sanford Bernstein – 26
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Annual Strategic Decisions Conference
Securities
Lending
Transition
Management
Commission
Recapture
Securities
Brokerage
Cash
Overlay

Sanford Bernstein – 26th Annual Strategic Decisions Conference Outstanding and Consistent Financial Strength Across Cycles

Residential
Real Estate
$10.8
Commercial
$6.4
Personal
$4.9
Commercial
Real Estate
$3.3
Leases
$1.0
Non-U.S.
$1.0
Other
$0.7

1.30%
4.29%
0.45%
2.74%
NPAs
to Loans
NCOs to
Avg. Loans

Northern Trust

Diversified and High Quality Loan Portfolio
All data is as of 3/31/10. NPAs = Nonperforming Assets.  NCOs = Net Charge-offs
$28 Billion Loan Portfolio
$BN
Loan Quality Notably Better
than Industry Averages
Northern Trust
Top 20 Peer Avg.

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$18.6
$17.9
$15.6
$12.4
$11.1
$8.9
$8.0
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

High Quality Securities Portfolio
($19) ($317) ($36) Net unrealized gain / (loss) $MM
0.2% 2.0% 0.2%
Net unrealized loss as a % of
Securities Portfolio
Securities Portfolio
$BN
($19)
0.1%
$44 $14 $19
- - -
High quality, short duration
securities portfolio
90% invested in U.S. Treasury,
government sponsored agency and
triple-A rated securities
Minimal level of unrealized losses due
to long-term focus on conservative,
high quality investments

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$3.3
$3.6
$3.9
$4.5
$6.4
$6.3
$6.4
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

Consistently Strong Capital Ratios
Tier 1 Capital 13.0% 13.4%
Total Risk-Based 15.2% 15.5%
Leverage 8.9% 8.9%
Tier 1 Common Equity 9.6% 12.8%
Tangible Common Equity 5.9% 7.9%
Capital Ratios
3/31/09 3/31/10
Shareholders’ Equity
$BN
Capital ratios well above “well capitalized” guidelines
High percentage of common equity

Sanford Bernstein – 26
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Annual Strategic Decisions Conference

Sanford Bernstein – 26th Annual Strategic Decisions Conference Financial Implications of the Current Environment

$1,159
$1,191
$1,161
$1,189
$1,330
$1,559
$1,792
$2,164
$2,348
$1,880
$477
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

Trust, Investment and Other Servicing Fees
Trust, Investment and Other Servicing Fees
$MM
(Excludes impact of mark to market fund)
52% of FY2009 revenue
Based generally on market
value of client assets, volume
of transactions and fees for
other services rendered
Extremely low short term
interest rates have resulted
in waived fees in money
market mutual funds, which
equaled $20 million in
1Q 2010 ($80 million
annualized)

Sanford Bernstein – 26
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Annual Strategic Decisions Conference
Note: Excludes impact of mark-to-market adjustments in one investment fund used in securities lending activities.
S&P 500
EAFE

$117
$136
$100
$99
$120
$149
$192
$293
$434
$133
$18
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

Securities Lending Fees
4% of FY2009 revenue
Affected by market values;
supply of securities to be lent;
demand for securities (all of
which drive volumes); and the
interest rate spread earned on
reinvested collateral
Credit crisis caused spread
widening from 2H2007 through
1H2009 when compared with
historical averages
Extremely low short-term
interest rates and more
conservative investment
guidelines have compressed
fee realization in 2010
Securities Lending Fees
$MM
(Excludes impact of mark-to-market fund)
$289 $225 $112 SL Avg Collateral $BN
0.10% 0.19% 0.12% SL Fees / Avg Collateral
$122
0.06%
$239
0.08%
$204
0.07%
$159
0.08%
$111
0.09%
$96
0.10%
$97
0.14%
$85
0.14%
Note: Excludes impact of mark-to-market adjustments in one investment fund used in securities lending activities.

Sanford Bernstein – 26
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Annual Strategic Decisions Conference
SL Avg Collateral

Global Custody Assets
$153
$140
$106
$110
$158
$180
$247
$351
$616
$446
$80
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

Foreign Exchange Trading Income
12% of FY2009 revenue
Foreign exchange
services provided to
clients as  an integral part
of global custody service
Credit crisis heightened
market and currency
volatility in 2007-2009
when compared with
historical averages
Global Custody Assets $TN
Foreign Exchange Trading Income
$MM
Annual FX as a %  of
Global Custody Assets
$2.1 $1.4 $1.9 $2.0 $1.7 $1.2 $1.0
.016% .014% .015% .017% .043% .023% .016%
$0.7
.015%
$0.5
.023%
$0.5
.031%
$0.4
.040%

Sanford Bernstein – 26
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Annual Strategic Decisions Conference

$1,129
$1,040
$908
$810
$735
$622
$648
$651
$601
$621
$240
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

Net Interest Income
27% of FY2009 revenue
Liability driven balance sheet
fuels significant generation of
deposits from institutional and
personal clients
Credit crisis has pressured
net interest margin due to
extremely low short-term
interest rates
Net interest margin in 1Q 2010
of 1.44% well below 2003-
2008 average of 1.74%
1.70% 1.76% 1.56% Net Interest Margin 1.44% 1.76% 1.82% 1.66% 1.73% 1.93% 2.02% 2.02%

Sanford Bernstein – 26
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Annual Strategic Decisions Conference
Avg Fed Funds Rate
Net Interest Income
$MM

$24.0
$66.5
$37.5
$2.5
($15.0)
$2.5
$15.0
$18.0
$115.0
$215.0
$40.0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
1Q10

Northern Trust

Loan Loss Provision
Loan Loss Provision
$MM
LLP to Avg. Loans
Avg. Loans $BN
Lending strategy focuses on
personal and institutional clients
who are looking to establish a
full range of financial services
with Northern Trust
Long-standing adherence to
conservative lending standards
Centralized credit policy
function assures uniform
application of credit risk
management policies and
practices
Elevated loan loss provision in
current cycle reflects ongoing
weakness in the broader
economic environment
0.08% 0.42% 0.75% 0.58% 0.07% 0.01% -0.09% 0.01% 0.21% 0.37% 0.15%
$22.8 $27.4 $28.7 $27.5 $20.5 $18.8 $17.5 $17.5 $17.6 $17.9 $16.5

Sanford Bernstein – 26
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Annual Strategic Decisions Conference
LLP to Avg. Loans

Addressing Today's Challenges.
Positioned for Tomorrow's Growth.
Leadership positions in excellent client-focused businesses
Attractive client, geographic and demographic
growth opportunities
Long track record of serving clients and successfully
aggregating assets
Distinctive balance sheet and capital strength
Proven record of managing the business for
long-term growth and profitability

Sanford Bernstein – 26
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Annual Strategic Decisions Conference

Questions © 2010 Northern Trust Corporation Sanford Bernstein 26 th Annual Strategic Decisions Conference